[Logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)






                               [graphic omitted]






                         MFS(R) EMERGING
                         GROWTH FUND
                         ANNUAL REPORT O NOVEMBER 30, 1998

TABLE OF CONTENTS
Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 27
Notes to Financial Statements ............................................. 34
Independent Auditors' Report .............................................. 42
MFS(R) PREPARES FOR THE YEAR 2000 ......................................... 44
TRUSTEES AND OFFICERS ..................................................... 45


       MFS CELEBRATES ITS DIAMOND ANNIVERSARY!

       MARCH 21, 1999, MARKS THE 75TH ANNIVERSARY OF MFS' INVENTION OF
       THE MUTUAL FUND. THE MUTUAL FUND INDUSTRY HAS BROUGHT THE POWER
       OF INVESTING TO EVERY AMERICAN, OFFERING THEM THE OPPORTUNITY FOR COLLEGE DEGREES, HOME OWNERSHIP, AND COMFORTABLE RETIREMENT.
       IMAGINE TODAY'S WORLD WITHOUT MUTUAL
       FUNDS. WE COULDN'T. AND WHILE THE             MFS 75 YEARS
       YEARS AHEAD WILL BRING A NUMBER OF            [graphic omitted]
       CHALLENGES, OUR 75 YEARS OF EXPERIENCE        EXPERIENCE THE FUTURE(SM)
       WILL HELP GUIDE A NEW GENERATION OF
       INVESTORS INTO THE FUTURE.

------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE              NO BANK GUARANTEE
------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management(R), the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of November 30, 1998, MFS manages over $90 billion, and the firm's 2,000 people serve 3.9 million investors and their financial advisers worldwide. Meanwhile, MIT's assets have grown to over $10 billion, and 56 mutual funds are offered in the MFS Family of Funds(R).

One of the elements in the success of MIT did not exist before our founders invented it in 1924. That is daily redemption. This innovation means that if you want to sell your investment in any MFS mutual fund, you have the security of knowing that you may do so immediately by exchanging into another MFS fund. Or, if you need your money for other purposes, it can quickly be wired or mailed to you. This daily redemption feature, through which new shares were created when people invested in MIT and were redeemed when people sold, brought another important change to the industry. Now, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by each portfolio.

Another factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes over 35 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT introduced liquidity, that was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds in the MFS Family of Funds, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

Our ability to service your investment and information needs is also extremely important to us. The MFS Service Center handles millions of transactions and phone calls every year. Supporting the work of financial advisers, promptly sending out statements and confirmations, and answering hundreds of investors' questions every day are crucial elements in maintaining long-term relationships with our fund shareholders. That link to our investors has also been enhanced by our site on the World Wide Web: WWW.MFS.COM. Since 1996, this site has given investors and the general public access to up-to-date information about MFS products and services, as well as market outlooks and retirement information. The site has rapidly become one of our primary vehicles for communicating with our investors and educating the public about mutual funds in general and MFS in particular.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

December 15, 1998

MANAGEMENT REVIEW AND OUTLOOK

[Photo of John W. Ballen]
     John W. Ballen

For the 12 months ended November 30, 1998, Class A shares of the Fund provided a total return of 9.36%, Class B shares 8.55%, Class C shares 8.54%, Class I shares 9.67%, and Class J shares 8.60%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to a 23.52% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, and to a -6.59% return for the Russell 2000 Total Return Index (the Russell 2000), an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ.

Q. Please discuss some of the factors in the Fund's performance over the past 12 months.

A. The stock market's performance over the past 12 months was dominated by large companies with established business franchises. Smaller, less well-known companies suffered, even though in many cases they grew faster than their large-cap counterparts. However, in late 1998 we saw a rebound in the performance of small- and mid-cap stocks. Some of the portfolio's best performing stocks during the past 12 months, such as Cisco, Microsoft, and MCI WorldCom, were companies that we have owned for a long time and that have grown to be large, established firms. As in the broader market, many of our smaller companies were under pressure through mid-year. Cendant's shares were hit after it revealed that a company it had purchased had engaged in fraudulent accounting practices, which caused Cendant to significantly restate its historical and projected earnings. Computer Associates came under pressure over the summer when it missed its earnings forecast. Both companies are rebounding well, and we continue to hold large positions in each, reflecting our confidence in their business models, managements, and long-term earnings growth prospects.

Q. Technology is your heaviest sector weighting by far. Why have you found these companies so attractive?

A. In the current weak economy, companies have been able to drive earnings growth by aggressively downsizing, restructuring, and outsourcing many business functions. Technology allows companies to be more productive without necessarily boosting investments in human resources. We believe these trends will continue both domestically and internationally, where companies are well behind in restructuring efforts and in technology investments. Within the technology sector, the software industry in particular is benefiting from these trends.

Q. Your second largest sector is conglomerates and special products/ services. Could you provide some detail on what types of companies fall into that category, and why you've found them attractive?

A. This category is mostly comprised of special services companies that have recently sprung up to help larger organizations downsize and outsource. They can range from information technology consulting companies to payroll processing vendors. Most of these are small companies that may not appear individually in our top holdings, but we have invested in a number of them. For example, we own more than 10 different information technology consulting organizations that are taking advantage of this trend.

Q. Regarding your leisure sector holdings, there is a perception among some investors that the United States is overbuilt as far as hotels, restaurants, and malls are concerned. Why do you find these stocks attractive?

A. After many years of overbuilding, there has been a substantial slowdown in construction activity and new openings. The result has been that the well-established companies have been able to gain market share as lesser players have fallen by the wayside. In the current environment of strong consumer confidence, we feel that many of the best franchises are poised to thrive, and we have taken positions in many of them, such as Promus Hotels.

Q. What have been some of the more significant investment changes in the Fund over the past 12 months?

A. As I noted earlier, this year has been a turbulent one for many companies, but particularly for small companies, which came under extreme pressure in mid-year. While there have not been big changes in the portfolio, we did add to our positions in companies that we felt demonstrated good growth and earnings potential and whose depressed share prices represented value. We also added to our technology holdings because we expect a strong year in 1999 for technology, as companies around the world will continue to invest in these products to improve productivity.

Q. Stephen Pesek will be added as a co-manager of the Fund as of December 15, 1998. What will be his role with the Fund?

A. Steve will be added to the portfolio because of his background and success on our MFS(R) Large Cap Growth Fund. MFS Emerging Growth Fund's investment discipline involves letting its winners run and, as a result, some of its small companies have grown into large ones. I will remain the lead portfolio manager responsible for most of the Fund and for the maintenance of its overall investment principles. Steve will focus on some of the larger names in the portfolio. It's important to note that we do not intend to change the Fund's investment philosophy, which has made it one of the industry's most successful funds over the long term. The Fund will continue to follow a discipline of investing in companies of all market capitalizations that we believe have growth potential well above the growth rate of the overall economy.

Q. AFTER A ROUGH SIX MONTHS, SMALLER STOCKS ARE REBOUNDING WITH SOME STRENGTH. TO WHAT DO YOU ATTRIBUTE THIS, AND WHAT ARE THE PROSPECTS FOR THESE COMPANIES IN 1999?

A. For the most part, these stocks had been overlooked and underappreciated by the market through most of 1998. As a result, valuations in the small- and mid-cap areas are very cheap. This has spurred a number of buyouts and stock repurchase programs, both of which can benefit shareholders. Generally, if management is buying its own stock, that's a positive indicator of its growth potential. As we head into the new year, I believe that large companies cannot sustain their high earnings growth of recent years. Therefore, investors should seek out smaller companies that can grow earnings at better than 20% per year. While I'm confident of a sustained rebound in small- and mid-cap stock prices, it's impossible to say exactly when that may begin.

Q. Looking ahead, what kind of economic environment do you see for the coming year?

A. We think that the U.S. economy will continue to grow, albeit at a slower rate, thanks in large part to the Federal Reserve Board's willingness to lower interest rates. We believe that the general slowdown in earnings growth that started in the latter half of 1998 will continue into 1999, which may create further choppiness in the market. However, we see a more stable environment and renewed growth beginning in the second half of 1999.

Q. MFS is celebrating its 75th anniversary in 1999. What is the significance of this milestone to shareholders?

A. I'm convinced that there has been no better financial tool than mutual funds to help investors meet their need for long- and short-term capital appreciation and income. Within the universe of over 7,000 funds available today, there is no other firm that can claim the long-term track record we have developed at MFS. We are always cognizant of our responsibilities to shareholders in terms of open communications and integrity, and in trying to maintain the values and culture first established by our founders in 1924.

   /s/ John W. Ballen
       John W. Ballen
       Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   JOHN W. BALLEN IS PRESIDENT, CHIEF INVESTMENT OFFICER, AND A MEMBER OF THE EXECUTIVE COMMITTEE AND BOARD OF DIRECTORS OF MFS INVESTMENT MANAGEMENT(R) HE ALSO IS PORTFOLIO MANAGER OF MFS(R) EMERGING GROWTH FUND, MFS(R) EMERGING GROWTH SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)), AND THE EMERGING GROWTH SERIES OFFERED THROUGH MFS(R) /SUN LIFE ANNUITY PRODUCTS.

   MR. BALLEN JOINED THE MFS RESEARCH DEPARTMENT IN 1984 AS AN INDUSTRY SPECIALIST. HE WAS NAMED INVESTMENT OFFICER IN 1986, VICE PRESIDENT -- INVESTMENTS IN 1987, DIRECTOR OF RESEARCH IN 1988, SENIOR VICE PRESIDENT IN 1990, DIRECTOR OF EQUITY PORTFOLIO MANAGEMENT IN 1993, CHIEF EQUITY OFFICER IN 1995, EXECUTIVE VICE PRESIDENT IN 1997, AND PRESIDENT AND A MEMBER OF THE BOARD IN 1998.

   MR. BALLEN IS A GRADUATE OF HARVARD COLLEGE AND EARNED A MASTER OF
   COMMERCE DEGREE FROM THE UNIVERSITY OF NEW SOUTH WALES IN AUSTRALIA AND AN M.B.A. FROM STANFORD UNIVERSITY.
--------------------------------------------------------------------------------


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

  Objective:                    Seeks long-term growth of capital. Dividend
                                and interest income, if any, is incidental.

  Commencement of
  investment operations:        December 29, 1986

  Class inception:              Class A  September 13, 1993
                                Class B  December 29, 1986
                                Class C  April 1, 1996
                                Class I  January 2, 1997
                                Class J  September 24, 1998

  Size:                         $11.5 billion net assets as of November 30, 1998

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include any applicable contingent deferred sales charges and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

Growth of a Hypothetical $10,000 Investment
(For the 5-year period ended November 30, 1998)

            MFS Emerging  Russell 2000       S&P 500        Consumer
            Growth Fund      Total          Composite      Price Index
             - Class B    Return Index        Index          - U.S.
---------------------------------------------------------------------
11/93       $ 9,800         $10,000         $10,000         $10,000
11/94        10,605           9,889          10,105          10,268
11/95        15,365          12,705          13,841          10,531
11/96        18,212          14,804          17,698          10,878
11/97        21,450          18,269          22,744          11,077
11/98        23,283          17,059          28,125          11,262

Growth of a Hypothetical $10,000 Investment
(For the 10-year period ended November 30, 1998)

            MFS Emerging      S&P 500      Russell 2000      Consumer
            Growth Fund      Composite        Total         Price Index
             - Class B         Index       Return Index       - U.S.
-----------------------------------------------------------------------
11/88        $10,000         $10,000         $10,000         $10,000
11/90         11,658          12,630           9,356          11,122
11/92         26,396          18,007          16,277          11,804
11/94         34,092          20,033          19,150          12,444
11/96         58,547          35,087          28,668          13,184
11/98         74,851          55,760          33,036          13,649

AVERAGE ANNUAL TOTAL RETURNS THROUGH NOVEMBER 30, 1998

CLASS A
                                    1 Year    3 Years    5 Years   10 Years/Life
--------------------------------------------------------------------------------
Average Annual Total Return        + 9.36%    +15.76%    +19.82%         +22.72%
--------------------------------------------------------------------------------
SEC Results                        + 3.08%    +13.50%    +18.41%         +21.99%
--------------------------------------------------------------------------------

CLASS B
                                    1 Year    3 Years    5 Years   10 Years/Life
--------------------------------------------------------------------------------
Average Annual Total Return        + 8.55%    +14.86%    +18.89%         +22.30%
--------------------------------------------------------------------------------
SEC Results                        + 4.55%    +14.10%    +18.69%         +22.30%
--------------------------------------------------------------------------------

CLASS C
                                    1 Year    3 Years    5 Years   10 Years/Life
--------------------------------------------------------------------------------
Average Annual Total Return        + 8.54%    +14.85%    +18.89%         +22.30%
--------------------------------------------------------------------------------
SEC Results                        + 7.54%    +14.85%    +18.89%         +22.30%
--------------------------------------------------------------------------------

CLASS I
                                    1 Year    3 Years    5 Years   10 Years/Life
--------------------------------------------------------------------------------
Average Annual Total Return        + 9.67%    +15.60%    +19.35%         +22.53%
--------------------------------------------------------------------------------

CLASS J
                                    1 Year    3 Years    5 Years   10 Years/Life
--------------------------------------------------------------------------------
Average Annual Total Return        + 8.60%    +14.88%    +18.91%         +22.30%
--------------------------------------------------------------------------------
SEC Results                        + 5.35%    +13.72%    +18.18%         +21.93%
--------------------------------------------------------------------------------

COMPARATIVE INDICES
                                    1 Year    3 Years    5 Years   10 Years/Life
--------------------------------------------------------------------------------
Average mid-cap fund*              + 3.34%    +13.01%    +13.62%         +14.99%
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite
Index+                             +23.52%    +26.66%    +22.98%         +18.75%
--------------------------------------------------------------------------------
Russell 2000 Total Return Index+   - 6.59%    +10.32%    +11.27%         +12.69%
--------------------------------------------------------------------------------
Consumer Price Index+#             + 1.67%    + 2.26%    + 2.41%         + 3.16%
--------------------------------------------------------------------------------
* Source: Lipper Analytical Services, Inc.
+ Source: CDA/Wiesenberger.
# The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class J share ("J") SEC results include the maximum 3% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than
A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors. Class J shares are only available to certain Japanese investors.

A, C, and J results include the performance and the operating expenses
(e.g., Rule 12b-1 fees) of B for periods prior to the inception of A, C, and
J. Because operating expenses of both A and J are lower than those of B, A and J performance generally would have been higher than B performance. Operating expenses of C are not significantly different from those of B. The B performance included in the A SEC performance has been adjusted to reflect the maximum initial sales charge generally applicable to A rather than the CDSC generally applicable to B. The B performance included in the J SEC performance has been adjusted to reflect the maximum initial sales charge generally applicable to J rather than the CDSC generally applicable to B. The C SEC performance has been adjusted to reflect the lower CDSC generally applicable to C rather than the CDSC generally applicable to B.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of I. Because operating expenses of B are greater than those of I, I performance generally would have been higher than B performance. The B performance included in the I performance has been adjusted to reflect the fact that I have no CDSC.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investing in small or emerging growth companies involves greater risk than is customarily associated with more established companies. These risks may increase share price volatility.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 1998

FIVE LARGEST STOCK SECTORS

TECHNOLOGY                         40.5%

CONGLOMERATES, SPECIAL
PRODUCTS/SERVICES                  16.8%

LEISURE                            15.0%

HEALTH CARE                         8.4%

RETAILING                           7.7%


TOP 10 STOCK HOLDINGS

CISCO SYSTEMS, INC.  7.2%                          COMPUWARE CORP.  4.7%
Computer network developer                         Computer software company

ORACLE CORP.  6.4%                                 COMPUTER ASSOCIATES INTERNATIONAL, INC.  4.5%
Database software developer and manufacturer       Computer software company

CENDANT CORP.  5.9%                                BMC SOFTWARE, INC.  4.2%
Hotel, real estate, and consumer services company  Computer software company franchiser
                                                   MICROSOFT CORP.  4.1%
TYCO INTERNATIONAL LTD.  5.7%                      Computer software and systems company
Fire protection, packaging, and electronic
equipment manufacturer                             CADENCE DESIGN SYSTEMS, INC.  2.9%
                                                   Computer software and systems company
MCI WORLDCOM, INC.  4.7%
Telecommunications company

Portfolio information is as of November 30, 1998. The portfolio is actively managed, and current holdings may vary.

PORTFOLIO OF INVESTMENTS -- November 30, 1998

Stocks - 100.0%
------------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES                     VALUE
------------------------------------------------------------------------------------------------------
U.S. Stocks - 97.0%
  Advertising - 0.4%
    Lamar Advertising Co., "A"*                                      142,500           $     4,880,625
    Outdoor Systems, Inc.*                                         1,246,182                33,646,914
    Snyder Communications, Inc.*                                     212,100                 7,542,806
                                                                                       ---------------
                                                                                       $    46,070,345
------------------------------------------------------------------------------------------------------
  Aerospace - 0.3%
    Gulfstream Aerospace Corp.*                                      468,700           $    24,079,462
    Howmet International, Inc.*                                      285,000                 4,381,875
    Ladish Co., Inc.*                                                 55,000                   550,000
                                                                                       ---------------
                                                                                       $    29,011,337
------------------------------------------------------------------------------------------------------
  Airlines - 0.1%
    Airnet Systems, Inc.*                                            125,800           $     1,887,000
    Atlas Air, Inc.*                                                 310,000                14,337,500
                                                                                       ---------------
                                                                                       $    16,224,500
------------------------------------------------------------------------------------------------------
  Apparel and Textiles - 0.1%
    Nine West Group, Inc.*                                           407,316           $     5,091,450
------------------------------------------------------------------------------------------------------
  Automotive - 0.2%
    Dura Automotive Systems, Inc.*                                    53,400           $     1,548,600
    Federal-Mogul Corp.                                              364,900                20,708,075
    Hayes Lemmerz International, Inc.*                                29,000                   913,500
    National Equipment Services, Inc.*                               203,700                 1,935,150
                                                                                       ---------------
                                                                                       $    25,105,325
------------------------------------------------------------------------------------------------------
  Biotechnology - 0.2%
    Waters Corp.*                                                    350,000           $    26,993,750
------------------------------------------------------------------------------------------------------
  Building Materials
    White Cap Industries Corp.*                                       16,000           $       212,000
------------------------------------------------------------------------------------------------------
  Business Machines - 0.4%
    Affiliated Computer Services, Inc., "A"*                       1,129,500           $    43,273,969
    Aztec Technology Partners, Inc.*                                 907,203                 3,458,711
    Sun Microsystems, Inc.*                                            9,700                   718,406
                                                                                       ---------------
                                                                                       $    47,451,086
------------------------------------------------------------------------------------------------------
  Business Services - 4.9%
    A Consulting Team, Inc.*                                          20,000           $       152,500
    ACSYS, Inc.*                                                      69,400                   555,200
    Answerthink Consulting Group, Inc.*                               31,100                   602,563
    BISYS Group, Inc.*                                               470,000                22,618,750
    Bridgestreet Accomodations, Inc.*                                 37,600                   126,900
    Bright Horizons Family Solutions, Inc.*                           43,744                 1,033,452
    Building One Services Corp.*                                   2,114,700                35,949,900
    Caribiner International, Inc.*                                    56,400                   525,225
    Ceridian Corp.*                                                  258,400                16,812,150
    Command Systems, Inc.*                                            42,900                   108,591
    Compass International Services Corp.*                            212,600                 2,046,275
    Complete Business Solutions, Inc.                                113,500                 2,794,937
    Computer Learning Centers, Inc.*                                   4,600                    29,613
    Computer Sciences Corp.                                          482,000                27,534,250
    Cornell Corrections, Inc.*                                       301,700                 5,392,887
    Cotelligent Group, Inc.*                                         589,800                10,800,712
    Data Processing Corp.*                                           229,000                 5,438,750
    Dendrite International, Inc.*                                     95,000                 1,828,750
    DST Systems, Inc.*                                               483,350                26,161,319
    Employee Solutions, Inc.*                                        793,200                 2,032,575
    F.Y.I., Inc.*                                                    333,400                10,502,100
    Fine Host Corp.*                                                 226,500                   290,203
    First Data Corp.                                               2,649,604                70,711,307
    Fiserv, Inc.*                                                    496,714                21,948,550
    Forrester Research, Inc.*                                         21,000                   664,125
    Global Directmail Corp.*                                         333,300                 6,541,012
    Hagler Bailly, Inc.*                                              72,000                 1,305,000
    Hall Kinion & Associates, Inc.*                                   15,600                   114,075
    ICT Group, Inc.*                                                 311,200                   778,000
    Ikon Office Solutions, Inc.                                    2,500,000                24,375,000
    IMRglobal Corp.*                                                 195,000                 4,143,750
    Innovative Valve Technologies, Inc.*                              60,000                   108,750
    Insight Enterprises, Inc.*                                       366,150                15,424,069
    IntelliQuest Information Group, Inc.*                             53,800                   430,400
    Interim Services, Inc.*                                        1,231,600                25,555,700
    International Network Services*                                   90,000                 4,916,250
    ITT Educational Services, Inc.*                                   79,400                 2,610,275
    Labor Ready, Inc.*                                                97,500                 2,126,719
    Learning Tree International, Inc.*                                86,850                   721,941
    Mecon, Inc.*                                                      33,600                   256,200
    MedQuist, Inc.*                                                  312,500                 9,492,187
    Meta Group, Inc.*                                                 18,750                   465,234
    Metamor Worldwide, Inc.*                                       1,203,600                28,510,275
    Modis Professional Services, Inc.*++                           7,210,150                86,071,166
    National Data Corp.                                               87,273                 3,261,828
    National Processing, Inc.*                                       215,900                 1,308,894
    NCO Group, Inc.*                                                  55,950                 2,063,156
    NOVA Corp.*                                                      364,400                11,592,475
    Outsource International, Inc.*                                   151,900                   759,500
    Paymentech, Inc.*                                                281,900                 4,475,162
    Personnel Group of America, Inc.*                                393,700                 6,496,050
    Policy Management Systems Corp.*                                 116,900                 5,976,512
    Precision Response Corp.*                                        100,000                   850,000
    PRT Group, Inc.*                                                 361,500                 1,197,469
    Radiant Systems, Inc.*                                           151,500                 1,079,438
    RCM Technologies, Inc.*                                          482,500                 8,745,312
    RemedyTemp, Inc., "A"*                                            80,000                 1,160,000
    Renaissance Worldwide, Inc.*                                   1,862,000                13,266,750
    Romac International, Inc.*                                       120,200                 1,675,287
    Rural/Metro Corp.*                                               420,100                 4,306,025
    Service Experts, Inc.*                                           160,000                 4,740,000
    Sitel Corp.*                                                     276,400                   691,000
    SPR, Inc.*                                                        25,500                   452,625
    Staff Leasing, Inc.*                                              54,800                   493,200
    Staffmark, Inc.*                                                 469,700                10,920,525
    Syntel, Inc.*                                                    127,500                 1,721,250
    Technology Solutions Co.*                                        129,000                 1,201,313
    UBICS, Inc.*                                                     110,000                   522,500
    Vestcom International, Inc.*                                     142,100                 1,047,988
    Waterlink, Inc.*                                                 225,000                   843,750
                                                                                       ---------------
                                                                                       $   571,455,596
------------------------------------------------------------------------------------------------------
  Chemicals
    Polymer Group, Inc.*                                             167,700           $     1,781,813
------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.3%
    Compaq Computer Corp.                                            642,900           $    20,894,250
    Dell Computer Corp.*                                             250,000                15,203,125
                                                                                       ---------------
                                                                                       $    36,097,375
------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 4.6%
    Autodesk, Inc.                                                 1,395,637           $    50,766,296
    Microsoft Corp.*                                               3,940,500               480,741,000
    Verio, Inc.*                                                      40,800                   775,200
                                                                                       ---------------
                                                                                       $   532,282,496
------------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.2%
    EMC Corp.*                                                       160,000           $    11,600,000
    Ingram Micro, Inc.*                                              162,900                 6,923,250
    International Integration, Inc.*                                  27,400                   400,725
                                                                                       ---------------
                                                                                       $    18,923,975
------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 25.7%
    Acxiom Corp.*                                                     64,000           $     1,512,000
    Alphanet Solutions, Inc.*                                        160,000                   720,000
    Aspec Technology*                                                 19,600                    42,875
    Aspen Technology, Inc.*                                          227,600                 3,200,625
    BMC Software, Inc.*                                            9,550,160               487,655,045
    Boole & Babbage, Inc.*                                           375,700                11,881,512
    Cadence Design Systems, Inc.*++                               11,529,670               324,271,969
    Cambridge Technology Partners, Inc.*                           1,924,700                40,178,112
    CCC Information Services Group, Inc.*                            185,000                 2,035,000
    CHS Electronics, Inc.*                                           446,450                 6,613,041
    Computer Associates International, Inc.                       11,770,900               520,862,325
    Compuware Corp.*                                               8,754,846               544,989,163
    Factset Research Systems, Inc.*                                   24,000                   975,000
    Keane, Inc.*                                                     400,000                11,500,000
    Larscom, Inc., "A"*                                               80,000                   170,000
    Learning Co., Inc.*                                              379,500                11,029,219
    Micro Focus Group, Inc.*                                          68,750                   739,063
    Network Associates, Inc.*                                        330,400                16,809,087
    Oracle Corp.*                                                 21,736,250               744,466,562
    Parametric Technology Corp.*                                     100,000                 1,700,000
    Peoplesoft, Inc.*                                                224,400                 4,614,225
    Radisys Corp.*                                                    55,000                 1,251,250
    Rational Software Corp.*                                         185,200                 4,201,725
    Remedy Corp.*                                                     41,400                   432,113
    Security Dynamics Technologies, Inc.*                            133,800                 2,040,450
    Siebel Systems, Inc.*                                            993,831                24,100,402
    SunGard Data Systems, Inc.*                                      189,200                 6,054,400
    Synopsys, Inc.*                                                2,912,394               137,974,666
    System Software Associates, Inc.*                              2,367,251                16,274,851
    Transaction System Architects, Inc., "A"*                        222,800                 8,466,400
    Unigraphics Solutions, Inc.*                                     147,900                 2,200,012
    USCS International, Inc.*                                        595,000                19,188,750
    Vantive Corp.*                                                    15,000                   127,500
    Veritas Software Co.*                                             19,693                 1,176,657
    Versatility, Inc.*                                                37,000                    55,500
    Whittman-Hart, Inc.*                                             210,000                 4,633,125
                                                                                       ---------------
                                                                                       $ 2,964,142,624
------------------------------------------------------------------------------------------------------
  Construction Services
    American Residential Services, Inc.*                              47,000           $       164,500
    Shaw Group, Inc.*                                                113,000                 1,002,875
                                                                                       ---------------
                                                                                       $     1,167,375
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 6.0%
    Avis Rent A Car, Inc.*                                           100,400           $     2,114,675
    Blyth Industries, Inc.*                                          305,000                10,350,937
    Carson, Inc., "A"*                                               132,100                   379,788
    Cole National Corp., "A"*                                         47,100                   727,106
    Dollar Thrifty Automotive Group, Inc.*                           506,600                 6,332,500
    Hertz Corp., "A"                                                  30,000                 1,102,500
    Industrial Distribution Group, Inc.*                              15,150                   105,103
    Service Corp. International                                       18,500                   691,438
    Sportsline USA, Inc.*                                             20,000                   345,000
    Swisher International Group, Inc., "A"*                          210,000                 1,312,500
    Tyco International Ltd.                                       10,132,248               666,828,571
    United Rentals, Inc.*                                            215,362                 5,653,253
                                                                                       ---------------
                                                                                       $   695,943,371
------------------------------------------------------------------------------------------------------
  Containers
    Silgan Holdings, Inc.*                                            75,200           $     2,068,000
------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.1%
    AFC Cable Systems, Inc.*                                          79,000           $     2,340,375
    Barnett, Inc.*                                                   100,000                 1,250,000
    JPM Co.*                                                         160,000                 2,020,000
    Kuhlman Corp.                                                     52,300                 1,457,862
    Micrel, Inc.*                                                     59,600                 2,417,525
                                                                                       ---------------
                                                                                       $     9,485,762
------------------------------------------------------------------------------------------------------
  Electronics - 3.6%
    Actel Corp.*                                                      40,000           $       677,500
    ADE Corp.*                                                        65,300                   840,738
    Altera Corp.*                                                  2,801,500               137,448,594
    Amkor Technology, Inc.*                                          449,400                 2,836,838
    Analog Devices, Inc.*                                          1,701,700                34,778,494
    Applied Materials, Inc.*                                          50,000                 1,937,500
    Atmel Corp.*                                                     861,000                10,439,625
    Burr-Brown Corp.*                                                896,175                21,172,134
    Cable Design Technologies Corp.*                               1,048,800                19,337,250
    CP Clare Corp.*                                                   90,000                   641,250
    Intel Corp.                                                      676,700                72,829,837
    Lattice Semiconductor Corp.*                                     141,600                 5,221,500
    Linear Technology Corp.                                          292,900                20,521,306
    Maxim Integrated Products, Inc.*                                 271,800                10,668,150
    Micro Linear Corp.*                                              198,000                   965,250
    Novellus Systems, Inc.*                                          167,470                 8,310,699
    Peak International Ltd.*                                         150,000                 1,762,500
    Teradyne, Inc.*                                                  104,800                 3,360,150
    Xilinx, Inc.*                                                  1,124,782                57,082,686
                                                                                       ---------------
                                                                                       $   410,832,001
------------------------------------------------------------------------------------------------------
  Entertainment - 4.9%
    CBS Corp.                                                      1,124,721           $    33,530,745
    Chancellor Media Corp.*                                          302,500                11,400,469
    Citadel Communications Corp.*                                    158,800                 3,811,200
    Clear Channel Communications, Inc.*                            2,418,564               113,067,867
    Cox Radio, Inc., "A"*                                            380,500                14,530,344
    Fox Entertainment Group, Inc.*                                   723,100                17,083,237
    Gametech International, Inc.*++                                  515,000                 1,351,875
    Gemstar International Group Ltd.*                                 59,000                 3,584,250
    Harrah's Entertainment, Inc.*                                  1,674,900                26,065,631
    Hearst-Argyle Television, Inc.*                                  459,800                12,098,487
    Heftel Broadcasting Corp., "A"*                                  186,020                 8,673,182
    Jacor Communications, Inc.*                                    1,143,800                66,554,862
    MediaOne Group, Inc.*                                            119,200                 4,827,600
    Premier Parks, Inc.*                                           1,501,400                40,725,475
    Silverleaf Resorts, Inc.*                                         54,000                   614,250
    Sinclair Broadcast Group, Inc., "A"*                              77,800                   957,913
    Time Warner, Inc.                                              1,409,500               149,054,625
    Univision Communications, Inc., "A"*                           1,614,200                45,197,600
    USA Networks, Inc.*                                               59,450                 1,876,391
    Viacom, Inc., "B"*                                                20,000                 1,331,250
    Vistana, Inc.*                                                   277,500                 3,919,688
    West Coast Entertainment Corp.*                                  605,000                   321,406
                                                                                       ---------------
                                                                                       $   560,578,347
------------------------------------------------------------------------------------------------------
  Financial Institutions - 1.9%
    American Express Co.                                              20,600           $     2,061,288
    ARM Financial Group, Inc., "A"                                   357,100                 7,677,650
    Associates First Capital Corp., "A"                            1,016,020                79,122,557
    BA Merchants Services, Inc., "A"*                                219,900                 3,683,325
    CIT Group, Inc., "A"                                             332,700                 9,336,394
    Federated Investors, Inc., "A"                                   166,500                 2,799,281
    Franklin Resources, Inc.                                       1,975,700                84,461,175
    Healthcare Financial Partners, Inc.*                             226,500                 7,446,187
    Heller Financial, Inc., "A"                                      196,100                 5,135,369
    Liberty Financial Cos., Inc.                                     145,000                 4,214,062
    Morgan Stanley Dean Witter & Co.                                 115,000                 8,021,250
    Schwab (Charles) Corp.                                            50,000                 2,818,750
    Waddell & Reed Financial, Inc., "A"                               74,700                 1,783,463
    WMF Group Ltd.*                                                   92,000                   552,000
                                                                                       ---------------
                                                                                       $   219,112,751
------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.2%
    International Home Foods, Inc.*                                  127,200           $     2,496,300
    Suiza Foods Corp.*                                               485,800                23,014,775
                                                                                       ---------------
                                                                                       $    25,511,075
------------------------------------------------------------------------------------------------------
Insurance - 0.4%
    Annuity & Life Re Holdings Ltd.                                   55,300           $     1,403,238
    Compdent Corp.*                                                  275,800                 2,878,663
    Conseco, Inc.                                                    600,244                19,883,082
    Frontier Insurance Group, Inc.                                    99,000                 1,404,563
    Hartford Life, Inc., "A"                                          70,500                 3,864,281
    Life Re Corp.                                                    150,600                14,184,637
    MONY Group, Inc.*                                                 50,700                 1,568,531
    Nationwide Financial Services, Inc., "A"                         108,400                 5,216,750
                                                                                       ---------------
                                                                                       $    50,403,745
------------------------------------------------------------------------------------------------------
  Machinery
    ITEQ, Inc.*                                                      300,000           $       712,500
    JLK Direct Distribution, Inc., "A"*                               17,000                   185,938
                                                                                       ---------------
                                                                                       $       898,438
------------------------------------------------------------------------------------------------------
  Medical and Health Products - 0.9%
    Allergan, Inc.                                                    20,000           $     1,217,500
    American Home Products Co.                                        98,500                 5,245,125
    Arterial Vascular Engineering, Inc.*                              49,600                 2,424,200
    Boston Scientific Corp.*                                         699,600                34,630,200
    Coast Dental Services, Inc.*                                      55,000                   639,375
    Eli Lilly & Co.                                                   41,800                 3,748,937
    King Pharmaceuticals, Inc.*                                      200,000                 3,000,000
    Matria Healthcare, Inc.*                                         578,500                 1,138,922
    McKesson Corp.                                                   140,000                 9,966,250
    Orthofix International N.V.*                                     473,749                 5,655,379
    Pfizer, Inc.                                                     108,200                12,077,825
    PSS World Medical, Inc.*                                         542,000                11,246,500
    Renex Corp.*                                                     262,200                 1,507,650
    Warner-Lambert Co.                                                60,000                 4,530,000
    Wesley Jessen Visioncare, Inc.*                                  185,000                 4,347,500
                                                                                       ---------------
                                                                                       $   101,375,363
------------------------------------------------------------------------------------------------------
Medical and Health Technology and Services - 7.6%
    American Dental Partners, Inc.*                                   17,800           $       222,500
    American Homepatient, Inc.*                                      410,750                   872,844
    American Oncology Resources, Inc.*                                75,000                   839,063
    Ameripath, Inc.*                                                  26,000                   117,000
    Balanced Care Corp.*                                             351,700                 2,461,900
    Capital Senior Living Corp.*                                     457,200                 5,657,850
    Cardinal Health, Inc.                                            494,235                33,916,877
    Carematrix Corp.*                                                367,000                10,276,000
    Castle Dental Centers, Inc.*                                      20,100                   128,138
    ClinTrials Research, Inc.*                                        45,000                   151,875
    Columbia/HCA Healthcare Corp.                                    728,184                17,931,531
    Concentra Managed Care, Inc.*                                    496,200                 5,861,363
    Dental Care Alliance, Inc.*                                       47,500                   513,594
    Foundation Health Systems, Inc.*                               1,000,409                13,818,149
    Genesis Health Ventures, Inc.*                                   266,150                 2,545,059
    Guidant Corp.                                                    843,600                72,391,425
    HBO & Co.                                                      1,297,000                32,343,937
    HCIA, Inc.*                                                      565,000                 2,666,094
    Health Management Associates, Inc., "A"*                         461,625                10,011,492
    HealthSouth Corp.*                                             3,663,898                49,233,629
    Humana, Inc.                                                      80,700                 1,598,869
    Integrated Health Services, Inc.                               1,166,200                13,046,862
    Lincare Holdings, Inc.*                                           46,100                 1,590,450
    Mariner Post-Acute Network, Inc.*                              1,634,200                 7,047,487
    Medtronic, Inc.                                                  210,000                14,214,375
    Mid Atlantic Medical Services, Inc.*                           2,359,888                20,944,006
    NCS Healthcare, Inc., "A"*                                        36,200                   733,050
    Ocular Sciences, Inc.*                                            95,400                 2,146,500
    Orthalliance, Inc., "A"*                                          33,500                   381,063
    Orthodontic Centers of America, Inc.*                          2,205,000                42,170,625
    Oxford Health Plans, Inc.*                                       450,000                 4,978,125
    PacifiCare Health Systems, Inc., "A"*                            364,900                25,406,162
    PacifiCare Health Systems, Inc., "B"*                            668,546                50,349,871
    Pediatrix Medical Group, Inc.*                                    27,400                 1,471,038
    Phymatrix Corp.*                                                  98,200                   257,775
    Physician Reliance Network, Inc.*                                152,500                 1,410,625
    Premier Research Worldwide Ltd.*                                  16,500                    99,000
    Province Healthcare Co.*                                          15,200                   486,400
    Quorum Health Group, Inc.*                                        60,000                   997,500
    Renal Care Group, Inc.*                                           65,475                 1,759,641
    Schein (Henry), Inc.                                              14,350                   509,425
    Shared Medical Systems Corp.                                      30,000                 1,571,250
    St. Jude Medical, Inc.*                                          172,933                 5,025,865
    Total Renal Care Holdings, Inc.*                               1,660,328                44,102,462
    Trigon Healthcare, Inc.*                                         110,000                 4,076,875
    United Healthcare Corp.                                        6,767,154               305,367,824
    United Payors & United Providers, Inc.*                          165,000                 4,290,000
    Wellpoint Health Networks, Inc., "A"*                            675,000                55,392,187
                                                                                       ---------------
                                                                                       $   873,385,632
------------------------------------------------------------------------------------------------------
  Metals and Minerals
    NS Group, Inc.*                                                  450,000           $     2,446,875
------------------------------------------------------------------------------------------------------
  Office Equipment
    Steelcase, Inc.                                                   53,100           $       945,844
------------------------------------------------------------------------------------------------------
  Oil Services
    Bayard Drilling Technologies, Inc.*                               20,000           $       100,000
    Global Industries, Inc.*                                         245,000                 1,393,438
    IRI International Corp.*                                          27,000                   118,125
    Transcoastal Marine Services, Inc.*                               65,000                   243,750
                                                                                       ---------------
                                                                                       $     1,855,313
------------------------------------------------------------------------------------------------------
    Pharmaceuticals
        Sepracor, Inc.*                                                7,500           $       622,500
------------------------------------------------------------------------------------------------------
  Pollution Control - 0.54%
    Allied Waste Industries, Inc.*                                   554,500           $    11,297,938
    Casella Waste Systems, Inc., "A"*                                 61,200                 1,912,500
    Republic Services, Inc.*                                       1,076,500                20,049,812
    Superior Services, Inc.*                                         110,700                 2,034,113
    Waste Industries, Inc.*                                           16,400                   285,975
    Waste Management, Inc.                                           622,862                26,705,208
                                                                                       ---------------
                                                                                       $    62,285,546
------------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.2%
    Applied Graphics Technologies, Inc.*                             148,000           $     1,896,250
    Mail-Well, Inc.*                                               1,640,000                21,217,500
    Workflow Management, Inc.                                        604,801                 4,384,807
                                                                                       ---------------
                                                                                       $    27,498,557
------------------------------------------------------------------------------------------------------
  Railroads - 0.1%
    Kansas City Southern Industries, Inc.                             50,000           $     2,134,375
    Wisconsin Central Transportation Corp.*                          232,500                 4,214,063
                                                                                       ---------------
                                                                                       $     6,348,438
------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.2%
    MeriStar Hospitality Corp.*                                      884,000           $    17,182,750
    Patriot American Hospitality, Inc.                               262,920                 1,939,035
                                                                                       ---------------
                                                                                       $    19,121,785
------------------------------------------------------------------------------------------------------
Restaurants and Lodging - 9.4%
    Amerihost Properties, Inc.*++                                    527,000           $     2,042,125
    Applebee's International, Inc.++                               3,139,500                64,555,969
    Avado Brands, Inc.##                                             370,000                 2,844,375
    Brinker International, Inc.*                                     315,000                 8,012,812
    Buffets, Inc.*++                                               3,124,450                36,712,287
    Candlewood Hotel Co., Inc.*                                      210,000                   892,500
    Cavanaughs Hospitality Corp.*                                     41,000                   440,750
    CEC Entertainment, Inc.*++                                     1,062,000                31,461,750
    Cendant Corp.*                                                36,039,148               684,743,812
    Choice Hotels, Inc.*                                              78,600                   898,988
    CKE Restaurants, Inc.                                             50,000                 1,221,875
    ExecuStay Corp.*                                                 100,000                 1,175,000
    Extended Stay America, Inc.*                                     401,904                 4,019,040
    Extended Stay America, Inc.*##(+)                              1,000,000                10,000,000
    Four Seasons Hotels, Inc.                                        162,400                 4,334,050
    Friendly Ice Cream Corp.*                                        315,000                 2,480,625
    Hammons (John Q) Hotels, Inc., "A"*                              168,000                   724,500
    Hilton Hotels Corp.                                              300,000                 6,525,000
    IHOP, Corp.*                                                     440,000                17,490,000
    Lone Star Steakhouse & Saloon, Inc.*                             370,500                 2,825,063
    Marriott International, Inc., "A"                                200,000                 5,875,000
    Meristar Hotels and Resorts, Inc.                                884,000                 2,375,750
    MGM Grand, Inc.*                                                 101,389                 2,604,430
    Mortons Restaurant Group, Inc.*++                                440,000                 8,745,000
    Outback Steakhouse, Inc.*                                         95,900                 3,404,450
    Papa John's International, Inc.*                                 142,300                 5,967,706
    Promus Hotel Corp.*                                            4,108,413               137,118,284
    Rainforest Cafe, Inc.*                                           172,500                 1,196,719
    Schlotzskys, Inc.*                                               238,100                 2,470,288
    ShoLodge, Inc.*++                                                375,600                 2,676,150
    Sonic Corp.*                                                     660,000                12,952,500
    Star Buffet, Inc.*                                                35,000                   210,000
    Sunterra Corp.*                                                  140,000                 1,636,250
    Taco Cabana, Inc.*++                                             825,000                 5,723,437
    Total Entertainment Restaurant Corp.*                             66,500                   195,344
    Trendwest Resorts, Inc.*                                          32,000                   460,000
    U.S. Franchise Systems, Inc., "A"*                               646,900                 5,256,062
                                                                                       ---------------
                                                                                       $ 1,082,267,891
------------------------------------------------------------------------------------------------------
  Special Products and Services - 0.5%
    Ballantyne of Omaha, Inc.*                                       130,500           $       995,063
    Central Parking Corp.                                            218,900                 6,430,188
    Columbus McKinnon Corp.                                          108,500                 1,973,344
    Equity Corp. International*                                      312,000                 8,073,000
    Flanders Corp.*                                                  117,000                   475,313
    Gartner Group, Inc.*                                              57,700                 1,247,763
    Navigant International, Inc.                                     453,601                 2,891,706
    ResortQuest International, Inc.*                                  68,400                   897,750
    Royal Caribbean Cruises Ltd.                                     255,500                 7,760,812
    School Specialty, Inc.                                           485,100                 8,186,062
    Stewart Enterprises, Inc., "A"                                   675,000                15,060,937
    Stratesec, Inc.*                                                  50,000                    81,250
    Wackenhut Corp.                                                  200,000                 4,075,000
    Wilmar Industries, Inc.*                                          66,600                 1,182,150
                                                                                       ---------------
                                                                                       $    59,330,338
------------------------------------------------------------------------------------------------------
  Steel - 0.1%
    Citation Corp.*                                                  515,000           $     7,145,625
------------------------------------------------------------------------------------------------------
  Stores - 8.06%
    American Pad & Paper Co.*                                        840,000           $     1,312,500
    Bed Bath & Beyond, Inc.*                                          80,000                 2,495,000
    Boise Cascade Office Products Corp.*                             341,400                 3,798,075
    Borders Group, Inc.*                                             390,000                 9,457,500
    CompUSA, Inc.*                                                   540,500                 8,006,156
    Consolidated Stores Corp.*                                     1,193,125                25,652,187
    Corporate Express, Inc.*                                       3,662,100                21,514,838
    CVS Corp.                                                        340,000                16,787,500
    Dayton-Hudson Corp.                                               53,800                 2,421,000
    Dollar General Corp.                                              25,000                   595,313
    Friedmans, Inc., "A"*                                            150,000                 1,500,000
    General Nutrition Cos., Inc.*                                  1,543,288                27,393,362
    Gymboree Corp.*                                                  131,200                   877,400
    Home Choice Holdings, Inc.*                                      115,000                 1,825,625
    Lowes Co., Inc.                                                   13,700                   578,825
    Micro Warehouse, Inc.*++                                       2,918,500                79,893,937
    Mothers Work, Inc.*++                                            202,000                 2,424,000
    Movie Gallery, Inc.*                                             358,000                 1,790,000
    MSC Industrial Direct, Inc., "A"*                                301,600                 7,181,850
    Office Depot, Inc.*                                            7,667,300               249,187,250
    OfficeMax, Inc.*                                                 893,000                 9,488,125
    Rental Service Corp.*                                            112,800                 2,389,950
    Renters Choice, Inc.*                                            301,000                 7,261,625
    Republic Industries, Inc.*                                     3,340,800                56,793,600
    Republic Industries, Inc.*+(+)                                 6,505,000               110,585,000
    Rite Aid Corp.                                                 4,306,000               199,690,750
    Shoe Carnival, Inc.*                                             145,000                 1,450,000
    Sports Club, Inc.*                                               170,000                   828,750
    Sunglass Hut International, Inc.*                                405,000                 2,430,000
    The Home Depot, Inc.                                           1,212,300                60,311,925
    TJX Cos., Inc.                                                   265,000                 6,790,625
    U.S. Office Products Co.                                       1,134,003                 6,237,017
                                                                                       ---------------
                                                                                       $   928,949,685
------------------------------------------------------------------------------------------------------
  Supermarkets - 0.4%
    Meyer (Fred), Inc.*                                              857,200           $    43,610,050
------------------------------------------------------------------------------------------------------
  Telecommunications - 14.2%
    Amdocs Ltd.*                                                     230,600           $     3,545,475
    American Tower Corp., "A"*                                       100,000                 2,312,500
    APAC Teleservices, Inc.*                                         450,000                 2,925,000
    Ascend Communications, Inc.*                                     722,400                40,589,850
    Aspect Telecommunications Corp.*                                 408,800                 7,741,650
    Boston Communications Group, Inc.*                               155,757                 1,577,040
    Cisco Systems, Inc.*                                          11,090,987               835,983,145
    Glenayre Technologies, Inc.*                                   1,430,000                 8,848,125
    Global TeleSystems Group, Inc.*                                  268,685                11,662,608
    Hypercom Corp.*                                                  321,200                 3,774,100
    Hyperion Telecommunications, Inc., "A"*                           96,800                 1,052,700
    Intermedia Communications, Inc.*                                 120,000                 2,070,000
    IXC Communications, Inc.*                                         55,000                 1,505,625
    Lucent Technologies, Inc.                                        418,000                35,974,125
    MCI WorldCom, Inc.*                                            9,259,723               546,323,657
    Metromedia Fiber Network, Inc., "A"*                             143,400                 7,438,875
    Nextlink Communications, Inc., "A"*                               45,000                 1,361,250
    Qwest Communications International, Inc.*                        246,188                 9,847,520
    RMH Teleservices, Inc.*                                          238,000                   386,750
    SCC Communications Corp.*                                        300,000                 1,425,000
    Sterling Commerce, Inc.*                                          59,826                 2,168,693
    Tel-Save.com, Inc.*++                                          6,471,100                77,248,756
    TeleCommunications, Inc.                                          80,000                 3,225,000
    Tellabs, Inc.*                                                   226,800                12,261,375
    Transaction Network Services, Inc.*                              245,700                 5,927,512
    VDI Media*                                                       290,000                 2,320,000
                                                                                       ---------------
                                                                                       $ 1,629,496,331
------------------------------------------------------------------------------------------------------
  Transportation - 0.2%
    Budget Group, Inc., "A"*                                         302,700           $     3,783,750
    Carey International, Inc.*                                       110,000                 1,870,000
    Coach USA, Inc.*                                                 303,200                 8,603,300
    Dispatch Management Services Corp.*                              215,600                 1,212,750
    Dynamex, Inc.*                                                    89,600                   448,000
    Hub Group, Inc., "A"*                                             30,000                   547,500
    United Road Services, Inc.*                                       32,000                   576,000
                                                                                       ---------------
                                                                                       $    17,041,300
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.1%
    CalEnergy Co., Inc.*                                             290,000           $     9,080,625
------------------------------------------------------------------------------------------------------
  Venture Capital
    Copley Partners 1*+(+)                                         3,000,000           $       439,350
    Copley Partners 2*+(+)                                         3,000,000                 1,262,100
    Highland Capital Partners*+(+)                                 7,500,000                   937,500
                                                                                       ---------------
                                                                                       $     2,638,950
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                      $11,172,291,185
------------------------------------------------------------------------------------------------------
Foreign Stocks - 3.8%
  Bermuda - 0.3%
    Ace Ltd. (Insurance)                                             950,000           $    30,400,000
    Global Crossing Ltd. (Telecommunications)*                       102,700                 3,889,762
                                                                                       ---------------
                                                                                       $    34,289,762
------------------------------------------------------------------------------------------------------
  Canada - 0.2%
    Laidlaw, Inc. (Pollution Control)                                480,000           $     4,770,000
    Legacy Hotels Real Estate Investment Trust (Real
      Estate Investment Trust)*##                                    773,000                 3,457,427
    Loewen Group, Inc. (Business Services)                         1,263,100                11,841,563
    Loewen Group, Inc. (Business Services)##                         857,200                 7,975,906
                                                                                       ---------------
                                                                                       $    28,044,896
------------------------------------------------------------------------------------------------------
  France
    Alcatel Alsthom Compagnie, ADR
      (Telecommunications)                                           100,000           $     2,587,500
------------------------------------------------------------------------------------------------------
  Germany - 2.7%
    Galileo International, Inc. (Consumer Goods and
      Services)                                                      288,000           $    11,520,000
    SAP AG, ADR (Computer Software - Systems)                        174,300                78,918,996
    SAP AG, ADR (Computer Software - Systems)##                    1,248,800                54,010,600
    SAP AG, Preferred (Computer Software - Systems)                  311,625               162,224,310
                                                                                       ---------------
                                                                                       $   306,673,906
------------------------------------------------------------------------------------------------------
  Ireland - 0.1%
    Elan Corp. PLC, ADR (Health Products)*                            76,800           $     5,232,000
------------------------------------------------------------------------------------------------------
  Italy - 0.2%
    Gucci Group N.V. (Apparel and Textiles)                          580,000           $    26,136,250
------------------------------------------------------------------------------------------------------
  Mexico
    TV Azteca, S.A. de C.V., ADR (Broadcasting)                       41,000           $       307,500
------------------------------------------------------------------------------------------------------
  Netherlands - 0.1%
    Benckiser N.V., "B" (Consumer Goods and Services)                137,000           $     8,094,217
------------------------------------------------------------------------------------------------------
  Sweden
    Munters AB (Consumer Goods and Services)                          25,250           $       211,123
------------------------------------------------------------------------------------------------------
  United Kingdom - 0.2%
    CBT Group PLC, ADR (Computer Software - Personal
      Computers)*                                                  1,043,100           $    10,952,550
    Danka Business Systems, ADR (Business Services)++              4,210,300                14,472,906
    Jarvis Hotels PLC (Restaurants and Lodging)+                      98,300                   200,903
    Taylor Nelson Sofres PLC (Market Research)                     1,286,800                 1,633,097
    Thomson Travel Group PLC (Travel Services)*                      250,000                   601,593
                                                                                       ---------------
                                                                                       $    27,861,049
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                   $   439,438,203
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $7,522,243,795)                                         $11,611,729,388
------------------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCK - 0.1%
------------------------------------------------------------------------------------------------------
  Agriculture
    Monsanto Co.*                                                     33,000           $     1,493,250
------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.1%
    Avado Financing, "A", 7s *##                                     100,000           $     3,562,500
------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stock (Identified Cost, $6,320,000)                        $     5,055,750
------------------------------------------------------------------------------------------------------

Convertible Bond - 0.1%
------------------------------------------------------------------------------------------------------
                                                                   PRINCIPAL
                                                                      AMOUNT
ISSUER                                                          (000 OMITTED)                   VALUE
------------------------------------------------------------------------------------------------------
U.S. Bonds - 0.1%
  Construction Services
    American Residential Services, Inc., 7.25s, 2004##            $    4,000           $     1,600,000
------------------------------------------------------------------------------------------------------
  Entertainment - 0.1%
    CBS Radio, Inc., 7s, 2011##                                   $    4,555           $     7,174,125
------------------------------------------------------------------------------------------------------
  Medical and Health Products
    Ventritex, Inc., 5.75s, 2001                                  $    1,230           $     1,319,175
------------------------------------------------------------------------------------------------------
  Restaurants and Lodging
    ShoLodge, Inc., 7.5s, 2004                                    $    2,000           $     1,240,000
------------------------------------------------------------------------------------------------------
  Telecommunications
    Midcom Communications, Inc., 8.25s, 2003**##                  $    4,600           $       920,000
------------------------------------------------------------------------------------------------------
Total Convertible Bond (Identified Cost, $16,385,000)                                  $    12,253,300
------------------------------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS - 1.8%
------------------------------------------------------------------------------------------------------
    Federal Farm Credit Bank, due 12/08/98                        $    1,000           $       999,073
    Ford Motor Credit Corp., due 12/01/98                            100,000               100,000,000
    General Electric Capital Corp., due 12/01/98                     109,185               109,185,000
------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                        $   210,184,073
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $7,755,132,868)                                    $11,839,222,511

OTHER ASSETS, LESS LIABILITIES - (2.8)%                                                   (319,683,939)
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    $11,519,538,572
------------------------------------------------------------------------------------------------------
  * Non-income producing security.
 ** Non-income producing security -- in default.
  + Restricted security.
 ++ Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting shares of the issuer.
(+) Security valued by or at the direction of the Trustees.
 ## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-----------------------------------------------------------------------------
NOVEMBER 30, 1998
-----------------------------------------------------------------------------
 Assets:
   Investments, at value -
     Unaffiliated issuers (identified cost, $7,290,781,029)   $11,187,642,350
     Affiliated issuer (identified cost, $464,351,839)            651,580,161
                                                              ---------------
       Total investments, at value (identified
         cost, $7,755,132,868)                                $11,839,222,511
   Cash                                                               764,212
   Receivable for investments sold                                 48,499,896
   Receivable for Fund shares sold                                 21,260,280
   Interest and dividends receivable                                1,940,580
   Other assets                                                        81,245
                                                              ---------------
       Total assets                                           $11,911,768,724
                                                              ---------------
 Liabilities:
   Payable for investments purchased                          $    44,663,692
   Payable for Fund shares reacquired                             339,508,062
   Payable to affiliates -
     Management fee                                                   689,189
     Shareholder servicing agent fee                                  112,526
     Distribution and service fee                                   5,361,231
   Accrued expenses and other liabilities                           1,895,452
                                                              ---------------
       Total liabilities                                      $   392,230,152
                                                              ---------------
 Net assets                                                   $11,519,538,572
                                                              ===============
 Net assets consist of:
   Paid-in capital                                            $ 7,323,660,701
   Unrealized appreciation on investments and
     translation of assets and liabilities in
     foreign currencies                                         4,084,090,893
Accumulated undistributed net realized gain on
  investments and foreign transactions                            111,886,737
Accumulated net investment loss                                       (99,759)
                                                              ---------------
         Total                                                $11,519,538,572
                                                              ---------------
Shares of beneficial interest outstanding                        287,451,862
                                                                 ===========
Class A shares:
  Net asset value per share (net assets of
    $4,713,352,835 / 115,940,707 shares of
    beneficial interest outstanding)                                $40.65
                                                                    ======
  Offering price per share (100 / 94.25)                            $43.13
                                                                    ======
Class B shares:
  Net asset value and offering price per share
   (net assets of $6,190,463,973 / 155,958,521
   shares of beneficial interest outstanding)                       $39.69
                                                                    ======
Class C shares:
  Net asset value and offering price per share
   (net assets of $564,096,914 / 14,286,109 shares of
     beneficial interest outstanding)                               $39.49
                                                                    ======
Class I shares:
  Net asset value, offering price, and redemption
    price per share (net assets of $51,536,607 / 1,264,303
      shares of beneficial interest outstanding)                    $40.76
                                                                    ======
Class J shares:
  Net asset value and redemption price per share
    (net assets of $88,243 / 2,222 shares of beneficial
    interest outstanding)                                           $39.71
                                                                    ======
  Offering price per share (100 / 97)                               $40.94
                                                                    ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
--------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 1998
--------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends (including $1,001,936 received from
      affiliated issuers)                                       $   14,501,121
    Interest (including income on securities loaned
      of $6,300,253)                                                15,827,376
    Foreign taxes withheld                                            (394,396)
                                                                --------------
      Total investment income                                   $   29,934,101
                                                                --------------
  Expenses -
    Management fee                                              $   73,371,091
    Trustees' compensation                                              78,342
    Shareholder servicing agent fee                                 12,008,782
    Distribution and service fee (Class A)                          10,883,411
    Distribution and service fee (Class B)                          56,915,584
    Distribution and service fee (Class C)                           4,645,812
    Distribution and service fee (Class J)                                  70
    Administrative fee                                                 322,111
    Custodian fee                                                    1,879,350
    Postage                                                          1,160,582
    Printing                                                           446,109
    Auditing fees                                                       40,285
    Legal fees                                                          96,851
    Miscellaneous                                                    6,987,017
                                                                --------------
      Total expenses                                            $  168,835,397
    Fees paid indirectly                                              (690,437)
                                                                --------------
      Net expenses                                              $  168,144,960
                                                                --------------
        Net investment loss                                     $ (138,210,859)
                                                                --------------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) -
    Investment transactions (including $2,404,374 net
      loss from transactions with affiliated issuers)           $  214,622,568
    Foreign currency transactions                                        7,288
                                                                --------------
        Net realized gain on investments and foreign
          currency transactions                                 $  214,629,856
                                                                --------------
  Change in unrealized appreciation -
    Investments                                                 $  860,181,948
    Translation of assets and liabilities in foreign
      currencies                                                         1,250
                                                                --------------
        Net unrealized gain on investments and foreign
          currency translation                                     860,183,198
                                                                --------------
          Net realized and unrealized gain on investments
            and foreign currency                                $1,074,813,054
                                                                --------------
            Increase in net assets from operations              $  936,602,195
                                                                ==============
See notes to financial statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                          1998                          1997
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                      $  (138,210,859)              $  (109,902,167)
  Net realized gain on investments and foreign
    currency transactions                                      214,629,856                   191,992,033
  Net unrealized gain on investments and foreign
    currency translation                                       860,183,198                 1,252,998,931
                                                           ---------------               ---------------
    Increase in net assets from operations                 $   936,602,195               $ 1,335,088,797
                                                           ---------------               ---------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                        $   (35,451,730)              $   (28,565,649)
  From net realized gain on investments and foreign
    currency transactions (Class B)                            (37,089,138)                  (21,625,602)
  From net realized gain on investments and foreign
    currency transactions (Class C)                             (2,529,758)                   (1,402,958)
  From net realized gain on investments and foreign
    currency transactions (Class I)                               (526,650)                       --
                                                           ---------------               ---------------
    Total distributions declared to shareholders           $   (75,597,276)              $   (51,594,209)
                                                           ---------------               ---------------
Net increase in net assets from Fund share
  transactions                                             $ 1,248,664,828               $ 1,825,218,681
                                                           ---------------               ---------------
      Total increase in net assets                         $ 2,109,669,747               $ 3,108,713,269
Net assets:
  At beginning of period                                     9,409,868,825                 6,301,155,556
                                                           ---------------               ---------------
At end of period (including accumulated net
  investment loss of $99,759 and $87,403, respectively)    $11,519,538,572               $ 9,409,868,825
                                                           ===============               ===============

See notes to financial statements

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                1998              1997            1996           1995            1994
-----------------------------------------------------------------------------------------------------------------------------
                                                    CLASS  A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                 $37.54            $32.01          $26.79         $18.73          $17.68
                                                      ------            ------          ------         ------          ------
Income loss from investment operations# -
  Net investment loss                                 $(0.34)           $(0.34)         $(0.29)        $(0.23)         $(0.20)
  Net realized and unrealized gain on
   investments and foreign currency
   transactions                                         3.79              6.24            5.51           8.68            1.78
                                                      ------            ------          ------         ------          ------
    Total from investment operations                  $ 3.45            $ 5.90          $ 5.22         $ 8.45          $ 1.58
                                                      ------            ------          ------         ------          ------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions                     $(0.34)           $(0.37)         $ --           $(0.38)         $(0.53)
  In excess of net realized gain on
    investments and foreign currency transactions       --                --              --             --  ***         --
  From paid-in capital                                  --                --              --            (0.01)           --
                                                      ------            ------          ------         ------          ------
    Total distributions declared to
      shareholders                                    $(0.34)           $(0.37)         $ --           $(0.39)         $(0.53)
                                                      ------            ------          ------         ------          ------
Net asset value - end of period                       $40.65            $37.54          $32.01         $26.79          $18.73
                                                      ======            ======          ======         ======          ======
Total return+                                          9.36%            18.66%          19.52%         45.98%           9.06%
Ratios (to average net assets)/Supplemental data:
    Expenses##                                         1.16%             1.21%           1.20%          1.28%           1.33%
    Net investment loss                              (0.87)%           (0.99)%         (1.01)%        (1.04)%         (1.09)%
Portfolio turnover                                       15%               21%             22%            20%             39%
Net assets at end of period (000,000 omitted)         $4,713            $3,875          $2,524         $1,312            $470

*** The per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
  + Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                1998              1997            1996           1995            1994
-----------------------------------------------------------------------------------------------------------------------------
                                                    CLASS  B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                 $36.85            $31.48          $26.56         $18.57          $17.64
                                                      ------            ------          ------         ------          ------
Income (loss) from investment operations# -
  Net investment loss                                 $(0.62)           $(0.59)         $(0.52)        $(0.41)         $(0.35)
  Net realized and unrealized gain on
   investments and foreign currency transactions        3.72              6.14            5.44           8.65            1.78
                                                      ------            ------          ------         ------          ------
    Total from investment operations                  $ 3.10            $ 5.55          $ 4.92         $ 8.24          $ 1.43
                                                      ------            ------          ------         ------          ------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions                     $(0.26)           $(0.18)         $ --           $(0.24)         $(0.50)
  In excess of net realized gain on investments
    and foreign currency transactions                   --                --              --             --  ***         --
  From paid-in capital                                  --                --              --            (0.01)           --
                                                      ------            ------          ------         ------          ------
    Total distributions declared to shareholders      $(0.26)           $(0.18)         $ --           $(0.25)         $(0.50)
                                                      ------            ------          ------         ------          ------
Net asset value - end of period                       $39.69            $36.85          $31.48         $26.56          $18.57
                                                      ======            ======          ======         ======          ======
Total return                                           8.55%            17.78%          18.52%         44.89%           8.21%
Ratios (to average net assets)/Supplemental data:
    Expenses##                                         1.91%             1.97%           2.00%          2.08%           2.14%
    Net investment loss                              (1.62)%           (1.75)%         (1.80)%        (1.83)%         (1.90)%
Portfolio turnover                                       15%               21%             22%            20%             39%
Net assets at end of period (000,000 omitted)         $6,190            $5,144          $3,659         $2,001            $769

*** The per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fees based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED
                                                                       NOVEMBER 30,                       PERIOD ENDED
                                                            -----------------------------------           NOVEMBER 30,
                                                                   1998                    1997                  1996*
----------------------------------------------------------------------------------------------------------------------
                                                               CLASS  C
----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                          $36.66                   $31.48                 $28.37
                                                               ------                   ------                 ------
Income from investment operations# -
  Net investment loss                                          $(0.61)                  $(0.59)                $(0.38)
  Net realized and unrealized gain on investments and
    foreign currency transactions                                3.70                     6.12                   3.49
                                                               ------                   ------                 ------
      Total from investment operations                         $ 3.09                   $ 5.53                 $ 3.11
                                                               ------                   ------                 ------
Less distributions declared to shareholders from net                                                                $
  realized gain on investments and foreign currency
  transactions                                                 $(0.26)                  $(0.35)                  --
                                                               ------                   ------                 ------
Net asset value - end of period                                $39.49                   $36.66                 $31.48
                                                               ======                   ======                 ======
Total return                                                     8.54%                   17.81%                 10.96%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                     1.91%                    1.97%                  1.35%+
  Net investment loss                                           (1.62)%                  (1.75)%                (1.25)%+
Portfolio turnover                                                 15%                      21%                    22%
Net assets at end of period (000,000 omitted)                  $  564                   $  344                 $  119

  * For the period from the inception of Class C, April 1, 1996, through November 30, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

FINANCIAL HIGHLIGHTS - CONTINUED
---------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED
                                                                         NOVEMBER 30,                    PERIOD ENDED
                                                               -----------------------------             NOVEMBER 30,
                                                                 1998                   1997**                1998***
---------------------------------------------------------------------------------------------------------------------
                                                             CLASS  I                                         CLASS J
---------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                          $37.62                   $29.90                 $35.31
                                                               ------                   ------                 ------
Income from investment operations# -
  Net investment loss                                          $(0.24)                  $(0.23)                $(0.09)
  Net realized and unrealized gain on investments
    and foreign currency transactions                            3.80                     7.87                   4.49
                                                               ------                   ------                 ------
      Total from investment operations                         $ 3.56                   $ 7.64                 $ 4.40
                                                               ------                   ------                 ------
Less distributions declared to shareholders from net
  realized gain on investments and foreign currency
  transactions                                                 $(0.42)                  $ --                   $ --
                                                               ------                   ------                 ------
Net asset value - end of period                                $40.76                   $37.62                 $39.71
                                                               ======                   ======                 ======
Total return
                                                                 9.67%                   25.48%++              12.46%++
Ratios (to average net assets)/Supplemental data:
  Expenses##
                                                                 0.91%                    0.97%+                 1.66%+
  Net investment loss                                           (0.62)%                  (0.74)                 (1.50)+
Portfolio turnover                                                 15%                      21%                    15%
Net assets at end of period (000 omitted)                      $51,537                  $47,240                $   88

 ** For the period from the inception of Class I, January 2, 1997, through November 30, 1997.
*** For the period from the inception of Class J, September 24, 1998, through November 30, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Emerging Growth Fund (the Fund) is a diversified series of MFS Series Trust II (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - The Fund may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. The loans are collateralized at all times by US Treasuries securities with a market value at least equal to the market value of securities loaned. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

At November 30, 1998, the value of securities loaned was $111,699,360. These loans are collateralized by U.S. Treasury securities in the amount of $126,648,906. The Fund receives a fee for lending its securities and also continues to earn income on the securities loaned. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended November 30, 1998, $103,746,237 and $34,452,266, respectively, were reclassified from accumulated net realized gain on investments and foreign currency transactions and paid-in capital to accumulated net investment loss due to differences between book and tax accounting. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

First $2.5 billion                                                       0.75%
Next $4.5 billion                                                        0.70%
In excess of 7 billion                                                   0.65%

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

First $1 billion                                                       0.0150%
Next $1 billion                                                        0.0125%
Next $1 billion                                                        0.0100%
In excess of $3 billion                                                0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $17,150 for the year ended November 30, 1998.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $2,399,643 for the year ended November 30, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, and Class J shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $535,026 for the year ended November 30, 1998. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the year ended November 30, 1998, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $262,993 and $4,001 for Class B and Class C shares, respectively, for the year ended November 30, 1998. Fees incurred under the distribution plan during the year ended November 30, 1998, were 1.00% of average daily net assets attributable to both Class B and Class C shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of up to 0.50% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class J shares. Class J shares are available for distribution through Merrill Lynch Japan Securities Co. ("MLJ") and its network of financial intermediaries. MLJ also serves as the Fund's Agent Securities Company in Japan, and in that capacity represents the Fund before Japanese regulatory authorities. MFD will pay to MLJ all of the service fee and all of the distribution fee attributable to Class J shares. A portion of the distribution fee equal to 0.10% per annum of the Fund's average daily net assets attributable to Class J shares is paid to MLJ to cover its services as the Fund's Agent Securities Company. Fees incurred under the distribution plan during the year ended November 30, 1998, were 0.75% of average net assets attributable to Class J shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemption's of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 1998, were $137,029, $8,853,466, and $193,565 for Class A, Class B, and Class
C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average Fund's daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $2,842,426,831 and $1,561,620,405, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $7,762,620,221
                                                                --------------
Gross unrealized appreciation                                   $4,981,081,728
Gross unrealized depreciation                                     (904,479,438)
                                                                --------------
    Net unrealized appreciation                                 $4,076,602,290
                                                                ==============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                     YEAR ENDED NOVEMBER 30, 1998             YEAR ENDED NOVEMBER 30, 1997
                               ----------------------------------        ---------------------------------
                                    SHARES                 AMOUNT             SHARES                AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                    323,635,709       $ 12,557,270,573        186,156,395       $ 6,322,350,066
Shares from merger of
  USA Growth Fund                --                   --                   5,056,383           166,860,649
Share issued to shareholders
  in reinvestment of
  distributions                    959,730             33,147,195            879,714            26,601,710
Shares reacquired             (311,882,646)       (12,167,722,188)      (166,809,329)       (5,698,965,342)
Transfer to Class I              --                   --                    (888,406)          (26,634,425)
                               -----------       ----------------        -----------       ---------------
    Net increase                12,712,793       $    422,695,580         24,394,757       $   790,212,658
                               ===========       ================        ===========       ===============
Class B Shares
                                     YEAR ENDED NOVEMBER 30, 1998             YEAR ENDED NOVEMBER 30, 1997
                               ----------------------------------        ---------------------------------
                                    SHARES                 AMOUNT             SHARES                AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                     74,377,060       $  2,833,309,632         75,823,687       $ 2,516,584,452
Shares issued to shareholders
  in reinvestment of
  distributions                    861,205             29,129,405            567,281            16,942,530
Shares reacquired              (58,855,318)        (2,223,583,962)       (53,046,942)       (1,739,291,055)
                               -----------       ----------------        -----------       ---------------
    Net increase                16,382,947       $    638,855,075         23,344,026       $   794,235,927
                               ===========       ================        ===========       ===============
Class C Shares
                                     YEAR ENDED NOVEMBER 30, 1998             YEAR ENDED NOVEMBER 30, 1997
                               ----------------------------------        ---------------------------------
                                    SHARES                 AMOUNT             SHARES                AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                     31,755,320       $  1,218,876,343          9,194,500       $   307,318,296
Shares issued to shareholders
  in reinvestment of
  distributions                     40,350              1,357,348             22,963               684,782
Shares reacquired              (26,901,015)        (1,033,437,490)        (3,605,048)         (120,103,252)
                               -----------       ----------------        -----------       ---------------
    Net increase                 4,894,655       $    186,796,201          5,612,415       $   187,899,826
                               ===========       ================        ===========       ===============
Class I Shares
                                     YEAR ENDED NOVEMBER 30, 1998             YEAR ENDED NOVEMBER 30, 1997
                               ----------------------------------        ---------------------------------
                                    SHARES                 AMOUNT             SHARES                AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                        209,180       $      8,247,866            530,365       $    16,396,903
Transfer from Class A            --                   --                     888,406            26,634,425
Shares issued to shareholders
  in reinvestment of
  distributions                     15,319                526,918          --                   --
Shares reacquired                 (215,813)            (8,535,894)          (163,154)           (5,454,303)
                               -----------       ----------------        -----------       ---------------
    Net increase                     8,686       $        238,890          1,255,617       $    37,577,025
                               ===========       ================        ===========       ===============
Class J Shares
                                   PERIOD ENDED NOVEMBER 30, 1998*
                               ----------------------------------
                                    SHARES                 AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                          2,222       $         79,082
                               ===========       ================

*For the period from the inception of Class J, September 24, 1998, through November 30, 1998.

(6) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended November 30, 1998, was $81,579.

(7) Transactions in Securities of Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended November 30, 1998, is set forth below:

                                                               ACQUISTIONS                    DISPOSITIONS
                                          BEGINNING  -------------------------------  ----------------------------
AFFILIATE                                    SHARES         SHARES              COST       SHARES             COST
--------------------------------------------------------------------------------------------------------------------
Amerihost Properties, Inc.                  517,000         10,000      $     47,188       --          $    --
Applebees International, Inc.             3,139,500         --                --           --               --
Buffets, Inc.                             2,953,050        186,400         2,097,778       15,000          219,368
Cadence Design Systems, Inc.             10,575,070        954,600        25,385,725       --               --
CEC Entertainment, Inc.                   1,017,000         45,000           883,638       --               --
Danka Business Systems, ADR               2,710,300      1,500,000        21,599,624       --               --
Dayton Superior Corp.                       265,000         --                --          265,000        4,730,561
Equalnet Holding Corp.                      400,000         --                --          400,000          819,648
Gametech International, Inc.                175,000        340,000         2,047,974       --               --
Micro Warehouse, Inc.                     2,878,500         40,000           618,750       --               --
Modis Professional Services, Inc.         4,728,300      2,481,850        53,084,626       --               --
Mortons Restaurant Group, Inc.              500,000         --                --           60,000        1,422,865
Mothers Work, Inc.                          211,500         --                --            9,500           92,684
ShoLodge, Inc.                              375,600         --                --           --               --
Taco Cabana, Inc.                           962,395         --                --          137,395          747,901
Tel-Save.com, Inc.                        6,213,400        379,700         6,034,897      122,000        2,148,034
                                                                        ------------                   -----------
                                                                        $111,800,200                   $10,181,061
                                                                        ============                   ===========

                                               ENDING          REALIZED         DIVIDEND            ENDING
AFFILIATE                                      SHARES       GAIN (LOSS)           INCOME             VALUE
------------------------------------------------------------------------------------------------------------
Amerihost Properties, Inc.                    527,000    $      --           $    --          $  2,042,125
Applebees International, Inc.               3,139,500           --               251,160        64,555,969
Buffets, Inc.                               3,124,450          (54,382)           --            36,712,287
Cadence Design Systems, Inc.               11,529,670           --                --           324,271,969
CEC Entertainment, Inc.                     1,062,000           --                --            31,461,750
Danka Business Systems, ADR                 4,210,300           --               745,934        14,472,906
Dayton Superior Corp.                          --            1,285,561             4,842            --
Equalnet Holding Corp.                         --           (3,322,173)           --                --
Gametech International, Inc.                  515,000           --                --             1,351,875
Micro Warehouse, Inc.                       2,918,500           --                --            79,893,937
Modis Professional Services, Inc.           7,210,150           --                --            86,071,166
Mortons Restaurant Group, Inc.                440,000          507,865            --             8,745,000
Mothers Work, Inc.                            202,000          (70,003)           --             2,424,000
ShoLodge, Inc.                                375,600           --                --             2,676,150
Taco Cabana, Inc.                             825,000       (1,445,882)           --             5,723,437
Tel-Save.com, Inc.                          6,471,100          694,640            --            77,248,756
                                                         -------------       -----------      ------------
                                                         $  (2,404,374)      $ 1,001,936      $737,651,327
                                                         =============       ===========      ============

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At November 30, 1998, the Fund owned the following restricted securities (constituting 0.10% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.

                                       DATE OF          SHARE/
DESCRIPTION                        ACQUISITION      PAR AMOUNT            COST           VALUE
------------------------------------------------------------------------------------------------
Copley Partners 1                      12/6/86       3,000,000    $  1,437,794    $    439,350
Copley Partners 2             12/2/86 - 8/9/91       3,000,000       2,451,234       1,262,100
Highland Capital Partners    6/28/88 - 6/28/93       7,500,000       4,636,048         937,500
Jarvis Hotels PLC                      6/21/96          98,300         264,282         200,903
Republic Industries, Inc.              5/15/96       6,505,000     227,897,500     110,585,000
                                                                                  ------------
                                                                                  $113,424,853
                                                                                  ============

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Series Trust II and the Shareholders of MFS Emerging Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Emerging Growth Fund (one of the series constituting MFS Series Trust II) as of November 30, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended November 30, 1998 and 1997, and the financial highlights for each of the years in the five-year period ended November 30, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the MFS Emerging Growth Fund at November 30, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 8, 1999

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 1999, SHAREHOLDERS WERE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1998.

   THE FUND HAS DESIGNATED $67,283,185 AS A CAPITAL GAIN DIVIDEND.

   FOR THE YEAR ENDED NOVEMBER 30, 1998, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS CAME TO 36.99%.

--------------------------------------------------------------------------------

MFS(R) EMERGING GROWTH FUND

TRUSTEES                                          SECRETARY
Richard B. Bailey* - Private Investor;            Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                         ASSISTANT SECRETARY
                                                  James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                                  CUSTODIAN
Lawrence H. Cohn, M.D. - Chief of Cardiac         State Street Bank and Trust Company
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School      AUDITORS
                                                  Deloitte & Touche LLP
The Hon. Sir J. David Gibbons, KBE - Chief
Executive Officer, Edmund Gibbons Ltd.;           INVESTOR INFORMATION
Chairman, Colonial Insurance Company, Ltd.        For MFS stock and bond market outlooks, call
                                                  toll free: 1-800-637-4458 anytime from a
Abby M. O'Neill - Private Investor                touch-tone telephone.

Walter E. Robb, III - President and Treasurer,    For information on MFS mutual funds, call your
Benchmark Advisors, Inc. (corporate financial     financial adviser or, for an information kit,
consultants); President, Benchmark Consulting     call toll free: 1-800-637-2929 any business day
Group, Inc. (office services)                     from 9 a.m. to 5 p.m. Eastern time (or leave a
                                                  message anytime).
Arnold D. Scott* - Senior Executive
Vice President, Director, and Secretary,          INVESTOR SERVICE
MFS Investment Management                         MFS Service Center, Inc.
                                                  P.O. Box 2281
Jeffrey L. Shames* - Chairman, Chief Executive    Boston, MA 02107-9906
Officer, and Director, MFS Investment
Management                                        For general information, call toll free:
                                                  1-800-225-2606 any business day from 8 a.m. to
J. Dale Sherratt - President, Insight Resources,  8 p.m. Eastern time.
Inc. (acquisition planning specialists) Ward
Smith - Former Chairman (until 1994), NACCO       For service to speech- or hearing-impaired,
Industries (holding company)                      call toll free: 1-800-637-6576 any business day
                                                  from 9 a.m. to 5 p.m. Eastern time. (To use
INVESTMENT ADVISER                                this service, your phone must be equipped with
Massachusetts Financial Services Company          a Telecommunications Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                             For share prices, account balances, and
                                                  exchanges, call toll free: 1-800-MFS-TALK
DISTRIBUTOR                                       (1-800-637-8255) anytime from a touch-tone
MFS Fund Distributors, Inc.                       telephone.
500 Boylston Street
Boston, MA 02116-3741                             WORLD WIDE WEB
                                                  www.mfs.com
PORTFOLIO MANAGER
John W. Ballen*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

                                                                ----------------
MFS(R) EMERGING                                                     Bulk Rate
GROWTH FUND                                                        U.S. Postage
                                                                       Paid
                                                                       MFS
                                                                ----------------
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INVESTMENT MANAGEMENT
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